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                                                                   EXHIBIT 10.13
























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                INTERCREDITOR AND SUBORDINATION AGREEMENT

INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of September 29, 2000, by and among Fleet National Bank (the "Subordinated Lender"; collectively, together with any other holders from time to time of the Subordinated Obligations, the "Subordinated Lenders"), EDAC Technologies Corporation, a Wisconsin corporation ("EDAC"), Apex Machine Tool Company, Inc. a Connecticut corporation ("Apex"), (EDAC and Apex, together with their successors and assigns, individually, a "Borrower" and collectively, the "Borrowers"), Gros-Ite Industries, Inc., a Connecticut corporation together with its successors and assigns, the "Guarantor" and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (together with its successors and assigns, the "Senior Lender").

The parties hereto hereby agree as follows:

1.  Definitions.   (a) Unless otherwise defined herein, terms defined in the
Senior Loan Agreement and used herein shall have the meanings given to them in the Senior Loan Agreement.

         (b) The following terms shall have the following meanings:

         "Agreement": this Intercreditor and Subordination Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         [*]

         "Blockage Notice": a written notice from the Senior Lender to the Subordinated Lenders that a Default has occurred and is continuing or a Default would occur if an interest or principal payment were made under the Subordinated Loan Documents in accordance with the terms thereof.

         "Collateral": the collective reference to any and all property from time to time subject to security interests to secure payment or performance of the Senior Obligations or the Subordinated Obligations.

         [*]

         "Designated Subordinated Lender Default": any default in payment of the Subordinated Obligations beyond any applicable grace period with respect thereto or a default arising as any result of the Subordinated Lenders ceasing to have a valid and perfected Lien in any of the Collateral other than by reason of any action or omission on the part of any Subordinated Lender which entitles the Subordinated Lenders to accelerate the maturity of any of the Subordinated Obligations.

         "Division Loan Amount": at the date of determination thereof, an amount equal to the sum of (a) all outstanding Revolving Credit Advances and accrued interest thereon which were made by Senior Lender based upon the Accounts and Inventory of the Division of EDAC subject to an [*]; (b) the outstanding principal amount and accrued interest thereon of any Term Loan which was made by Senior Lender based upon the assets of the division of EDAC which is the subject of [*]; and (c) all amounts and accrued interest thereon which have been advanced or loaned by Senior Lender to Borrowers in excess of the amount of Borrowing Availability created based upon the Accounts and Inventory of the Borrowers.


         [*]

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         * Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.
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         "Escrow Agreement": the Escrow and Forbearance Agreement dated
September 29, 2000 among the Subordinated Lenders, EDAC, Apex, the Guarantor and Updike, Kelly & Spellacy, P.C.

         "First Interest Payment Date": September 30, 2002.

         "Forbearance Payments": an amount equal to $33,333 per month plus interest on the Payment Amount at the rate set forth in the Subordinated Loan Documents.

         "Forty Five Day Period": the period commencing on the date of this Agreement and ending on the earlier of (a) November 14, 2000 and (b) the date upon which the Mortgage Financing is consummated.

         "Insolvency Event": (a) Any Borrower or any of its Subsidiaries commencing any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, such Borrower or any of its Subsidiaries making a general assignment for the benefit of its creditors; or (b) there being commenced against any Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (a) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there being commenced against any Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) any Borrower or any of its Subsidiaries taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (a), (b) or
(c) above; or (e) any Borrower or any of its Subsidiaries generally not paying, or being unable to pay, or admitting in writing its inability to pay, its debts as they become due.

         "Mortgage": the Mortgage dated May 12, 1989 executed by EDAC in favor of Subordinated Lender covering the Mortgaged Property, as amended and modified from time to time.

         "Mortgage Financing": financing obtained by EDAC secured by the Mortgaged Property in an amount at least equal to $2,000,000.

         "Mortgaged Property": the real property of EDAC located at 1790 New Britian Avenue, Farmington, Connecticut, 1798 New Britian Avenue, Farmington, Connecticut and 1806 New Britian Avenue, Farmington, Connecticut.

         "Ninety Day Period": the period commencing on November 15, 2000 and ending on the earlier of (a) February 14, 2001 and (b) the date upon which the Mortgage Financing is consummated.

         "Payment Amount": an amount equal to $2,000,000.

         "Pegos" shall mean Pegos Machine Corporation, a Connecticut corporation.

         "Pegos Guaranty" shall mean the Guaranty dated August 20, 1997 executed by EDAC in favor of Subordinated Lender.

         [*]

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         * Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.






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         [*]

         "Required Payment": a payment in the amount of the Payment Amount and interest accrued thereon at the rate set forth in the Subordinated Loan Documents.

         "Senior Guarantee": the guarantee executed by the Guarantor in favor of the Senior Lender with respect to the obligations of the Borrowers to the Senior Lender.

         "Senior Mortgage": the Open-End Mortgage Deed and Security Agreement to be executed by EDAC in favor of Senior Lender covering the Mortgaged Property, as amended, modified, supplemented and restated from time to time in the event Senior Lender provides the Mortgage Financing.

         "Senior Loan Agreement": the Loan and Security Agreement dated as of September 29, 2000, among Borrowers and the Senior Lender, as the same may be amended, modified or supplemented from time to time, including, without limitation, amendments, modifications, supplements and restatements thereof giving effect to increases, renewals, extensions, refundings, deferrals, restructurings, replacements or refinancings of, or additions to, the arrangements provided in such Loan Agreement (whether provided by the original Senior Lender or a successor Senior Lender or other Lenders).

         "Senior Loans": the loans made by the Senior Lender to the Borrowers pursuant to the Senior Loan Agreement.

         "Senior Loan Documents": the collective reference to the Senior Loan Agreement, the Senior Guarantee, the Senior Notes, the Senior Mortgage, the Senior Security Documents and all other documents that from time to time evidence the Senior Obligations or secure payment or performance thereof.

         "Senior Notes": the promissory notes of the Borrowers outstanding from time to time under the Senior Loan Agreement.

         "Senior Obligations": the collective reference to the unpaid principal of and interest on the Senior Notes and all other obligations and liabilities of the Borrowers and the Guarantor to the Senior Lender of whatever kind or nature (including, without limitation, interest accruing at the then applicable rate provided in the Senior Loan Agreement after the maturity of the Senior Loans and interest accruing at the then applicable rate provided in the Senior Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower or any Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, whether arising under, out of, or in connection with, the Senior Loan Agreement, the Senior Notes, this Agreement, the other Senior Loan Documents or any other document made, delivered or given by any Borrower or the Guarantor, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Senior Lender that are required to be paid by the Borrowers pursuant to the terms of the Senior Loan Agreement or this Agreement or any other Senior Loan Document).




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         * Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.






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         "Senior Security Documents": the collective reference to all documents and instruments, now existing or hereafter arising, which create or purport to create a security interest in property to secure payment or performance of the Senior Obligations, including, without limitation, the Senior Mortgage.

         "Standstill Period": any period commencing on the date a Blockage Notice is given and ending on the earlier to occur of: (a) 180 days after the date such Blockage Notice is given and (b) the Termination Date.

         "Subordinated Loan Agreement": the Revolving Loan and Security Agreement dated October 3, 1985 between Subordinated Lender and EDAC which has been amended and restated from time to time, and in its entirety by a certain Fifth Amended and Restated Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated February 28, 1995, as amended by a certain Sixth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement dated July 31, 1995, as further amended by a certain Seventh Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of January 26, 1996, as further amended by a certain Eighth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated as of April 10, 1996, as further amended by a certain Ninth Amendment to Revolving Loan, Term Loan, Equipment Loan, Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated May 27, 1997 between EDAC and Subordinated Lender, as further amended by a certain Tenth Amendment to Revolving Loan, Term Loan, Equipment Loan and Security Agreement and Reaffirmation of Guaranties dated May 22, 1998, as further amended by a certain Eleventh Amendment to Loan and Security Agreement, Modification of Notes and Reaffirmation of Guaranties dated as of June 30, 1998 and as further amended by a certain Twelfth Amendment to Loans and Security Agreement Modification of Notes and Reaffirmation of Guaranties dated as of November 25, 1998, as the same may be amended, modified or otherwise supplemented from time to time.

         "Subordinated Guarantees": the collective reference to guarantees executed by any Borrower or the Guarantor pursuant to the Subordinated Loan Agreement and the Unlimited Continuing Guarantee Agreements dated as of September 29, 2000 executed by each of Apex and the Guarantor in favor of Subordinated Lender, as the same may be amended, modified or otherwise supplemented from time to time.

         "Subordinated Loan Documents": the collective reference to the Subordinated Loan Agreement, the Subordinated Original Notes, the Escrow Agreement, the Subordinated Notes, the Subordinated Guarantees, the Pegos Guaranty, the Mortgage, the Subordinated Security Documents and any other documents or instruments that from time to time evidence the Subordinated Obligations or secure or support payment or performance thereof.

         "Subordinated Loans": the loans made by the Subordinated Lenders pursuant to the Subordinated Loan Agreement, the Subordinated Original Notes and the Subordinated Notes.

         "Subordinated Original Notes": the Second Amended and Restated Revolving Promissory Note in the original principal amount of $13,000,000 dated as of June 30, 1998, the Term Promissory Note in the original principal amount of $14,000,000 dated June 30, 1998, the Amended and Restated Promissory Note in the principal amount of $541,153.34 dated March 27, 1997, the Term Promissory
Note in the principal amount of $4,000,000 dated March 22, 1993, the Construction to Permanent Loan Promissory Note in the original principal amount of $1,000,000 dated July 31, 1995, the Equipment Promissory Note III in the original principal amount of $3,000,000 dated as of March 27, 1997, the Equipment Promissory Note IV in the original principal amount of $3,000,000 dated as of May 22, 1998, each executed by EDAC in favor of Subordinated Lender and all other promissory notes of EDAC outstanding from time to time pursuant to the Subordinated Loan Agreement.

         "Subordinated Notes": the Amended and Restated Term Note in the original principal amount of $7,000,000 dated September 29, 2000 executed by EDAC in favor of Subordinated Lender and any other promissory notes of EDAC, Apex or the Guarantor outstanding to Subordinated Lender from time to time.







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         "Subordinated Obligations": the collective reference to the unpaid principal and interest on the Subordinated Original Notes and the Subordinated Notes and all other obligations and liabilities of the Borrowers and the Guarantor to the Subordinated Lenders (including, without limitation, interest accruing at the then applicable rate provided in the Subordinated Original Notes or the Subordinated Notes, as applicable after the maturity of the Subordinated Loans and interest accruing at the then applicable rate provided in the Subordinated Original Notes or Subordinated Notes, as applicable, after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower or the Guarantor, or whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any of the Subordinated Loan Documents, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Subordinated Lenders that are required to be paid by the Borrowers or the Guarantor pursuant to the terms of the Subordinated Loan Documents).

         "Subordinated Security Documents": the collective reference to (a) the documents listed on Schedule 1, as the same may be amended, modified or otherwise supplemented from time to time with the prior written consent of the Senior Lender and (b) any other documents executed by any Borrowers and/or the Guarantor with the prior written consent of the Senior Lender that from time to time secure payment or performance of the Subordinated Obligations.

         "Termination Date": the date on which the Senior Obligations are indefeasibly paid in full and Senior Lender's obligations to extend credit under the Senior Loan Documents shall have been irrevocably terminated.

         (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

2. Subordination. (a) Each Borrower, the Guarantor and each of the Subordinated Lenders agrees, for itself and each future holder of the Subordinated Obligations, that the Subordinated Obligations are expressly "subordinate and junior in right of payment" (as that phrase is defined in paragraph 2(b)) to all Senior Obligations.

         (b) "Subordinate and junior in right of payment" means that (1) no part of the Subordinated Obligations shall have any claim to the assets of any Borrower or the Guarantor on a parity with or prior to the claim of the Senior Obligations except for claims against the Mortgaged Property to the extent the Required Payment has not been made by the end of the Forty Five Day Period unless EDAC makes the Forbearance Payments in which event no claim may be made against the Mortgaged Property until the end of the Ninety Day Period; and (2) unless and until the Senior Obligations have been paid in full and the obligation of Senior Lender to extend credit to Borrowers under the Senior Loan Documents shall have been irrevocably terminated, without the express prior written consent of the Senior Lender (A) no Subordinated Lender will take, demand or receive from any Borrower or the Guarantor, and no Borrower nor the Guarantor will make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of (of whatever kind or nature, whether in cash, property, securities or otherwise) or security for the whole or any part of the Subordinated Obligations, including, without limitation, any letter of credit or similar credit support facility to support payment of the Subordinated Obligations; provided, however, that (v) if the Mortgage Financing occurs during the Forty Five Day or the Ninety Day Period, EDAC may make and the Subordinated Lenders may receive payments on the Subordinated Obligations in an amount not to exceed the Required Payment; (w) during the Ninety Day Period, except when a Blockage Notice has been given, EDAC may make and the Subordinated Lenders may receive payments on the Subordinated Obligations in an amount not to exceed the Forbearance Payments, (x) at any time on or after the First Interest Payment Date, except when a Blockage Notice has been given, EDAC may make, and the Subordinated Lenders may receive, regularly scheduled payments



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on account of interest on the Subordinated Notes in accordance with the terms thereof determined on a pre-default non- accelerated basis; [*] and (z) no later than 60 days following the receipt by EDAC of the proceeds of [*], except when a Default has occurred and in continuing, the Borrower may make and the Subordinated Lenders may receive, payments on account of principal on the Subordinated Notes, in an amount not to exceed [*], and (B) no Subordinated Lender will accelerate for any reason the scheduled maturities of any amount owing under the Subordinated Notes, except upon the occurrence of an Insolvency Event, a Designated Subordinated Lender Default or the acceleration of the Senior Obligations provided that the foregoing shall not be deemed to allow any Subordinated Lender to take an action with respect to the Collateral not expressly permitted by Section 4 of this Agreement.

         (c) The expressions "prior payment in full", "payment in full", "paid in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full, in immediately available funds, of all of the Senior Obligations.

3. Additional Provisions Concerning Subordination. (a) The Subordinated Lenders, each Borrower and the Guarantor agree that upon the occurrence of any Insolvency
Event:

              (1) all Senior Obligations shall be paid in full before any payment or distribution of whatever kind or nature is made with respect to the Subordinated Obligations; and

              (2) any payment or distribution of assets of any Borrower or the Guarantor, whether in cash, property or securities, to which any Subordinated Lender would be entitled except for the provisions hereof, shall be paid or delivered by the applicable Borrower or the Guarantor, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to the Senior Lender, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution of any kind or nature shall be made to any Subordinated Lender.

         (b) Upon the occurrence of any "Insolvency Event":

              (1) each Subordinated Lender irrevocably authorizes and empowers the Senior Lender (A) to demand, sue for, collect and receive every payment or distribution on account of the Subordinated Obligations payable or deliverable in connection with such event or proceeding and give acquittance therefor, and
(B) to file claims and proofs of claim in any statutory or non-statutory proceeding and take such other actions, in its own name as Senior Lender, or in the name of the Subordinated Lenders or otherwise, as the Senior Lender may deem necessary or advisable for the enforcement of the provisions of this Agreement; provided, however, that the foregoing authorization and empowerment imposes no obligation on the Senior Lender to take any such action;

              (2) each Subordinated Lender shall execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as the Senior Lender may request and will take such actions as Senior Lender may request form time to time to enable the Senior Lender to enforce any and all claims in respect of the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

         (c) If any payment or distribution, whether consisting of money, property or securities, shall be collected or received by any Subordinated Lender in respect of the Subordinated Obligations, except payments permitted to be made at the time of payment as provided in paragraph 2(b), such Subordinated Lender forthwith shall deliver the same to the Senior Lender, in the form received, duly indorsed to the Senior Lender, if required, to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by such Subordinated Lender as the property of the Senior Lender, segregated from other funds and property held by such Subordinated Lender.

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* Certain confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission.






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4. Rights in Collateral. (a) Notwithstanding anything to the contrary contained in the Senior Loan Agreement, any Senior Security Document, the Senior Mortgage, any other Senior Loan Document or any Subordinated Security Document, the Mortgage or other Subordinated Loan Document and irrespective of:

              (1) the time, order or method of attachment or perfection of the security interests created by any Senior Security Document or any Subordinated Security Document,

              (2) the time or order of filing or recording of financing statements or other documents filed or recorded to perfect security interests in any Collateral,

              (3) anything contained in any filing or agreement to which the Senior Lender or any Subordinated Lender now or hereafter may be a party; and

              (4) the rules for determining perfection or priority under the Uniform Commercial Code or any other law governing the relative priorities of secured creditors,

(1) any security interest in any Collateral (other than the Mortgaged Property) pursuant to any Senior Security Document has and shall have priority, to the extent of any unpaid Senior Obligations, over any security interest in such Collateral pursuant to any Subordinated Security Document, (2) until the Required Payment has been made, any security interest in the Mortgaged Property pursuant to the Mortgage has and shall have priority, to the extent of any unpaid Subordinated Obligations over any security interest in the Mortgaged Property pursuant to any Senior Security Document and (3) following payment of the Required Payment, any security interest in the Mortgaged Property pursuant to the Senior Mortgage shall have priority, to the extent of any unpaid Senior Obligations over any security interest in the Mortgaged Property pursuant to any Subordinated Security Document.

         (b) So long as the Senior Obligations have not been paid in full and any Senior Security Document remains in effect, whether or not any Insolvency Event has occurred,

              (1) no Subordinated Lender will (A) exercise or seek to exercise any rights or exercise any remedies with respect to any Collateral except (I) if a Designated Subordinated Lender Default has occurred and is continuing, the Standstill Period has ended and the Senior Lender has not commenced exercising any rights or remedies with respect to the Collateral, (II) if at the end of the Forty Five Day Period, the Required Payment has not been made and the Forbearance Payments are not being made, the Subordinated Lenders may exercise their rights and remedies under the Mortgage and (III) if at the end of the Ninety Day Period, the Required Payment has not been made, the Subordinated Lenders may exercise their rights under the Mortgage or (B) institute any action or proceeding with respect to such rights or remedies, including without limitation, any action of foreclosure except (I) the Subordinated Lenders may institute an action or proceeding with respect to the Mortgaged Property if the Required Payment has not been made at the end of the Forty Five Day Period and the Forbearance Payments are not being made during the Ninety Day Period or the Required Payment is not made at the end of the Ninety Day Period and (II) the Subordinated Lenders may institute an action or proceeding with respect to the Collateral if a Designated Subordinated Lender Default has occurred and is continuing, the Standstill Period has ended and the Senior Lender has not commenced exercising any rights or remedies with respect to the Collateral or
(C) contest, protest or object to any foreclosure proceeding, postpetition financing, use of cash collateral or action brought by the Senior Lender or any other exercise by the Senior Lender of any rights and remedies under any Senior Loan Documents; and

              (2) except to the extent set forth in clause (b)(1) above, the Senior Lender shall have the exclusive right to enforce rights and exercise remedies with respect to the Collateral and Senior Lender shall not be required to marshal any Collateral.

         (c) In exercising rights and remedies with respect to the Collateral, the Senior Lender may enforce the provisions of the Senior Security Documents and exercise remedies thereunder and under any other Senior Loan Documents, all in such order and in such manner as it may determine in the






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exercise of their sole business judgment. Such exercise and enforcement shall include, without limitation, the rights to sell or otherwise dispose of Collateral, to incur expenses in connection with such sale or disposition and to exercise all the rights and remedies of a secured lender under the Uniform Commercial Code of any applicable jurisdiction.

         (d) When all Senior Obligations have been paid in full and the Senior Security Documents no longer are in effect, the Subordinated Lenders shall have the right to enforce the provisions of the Subordinated Security Documents and exercise remedies thereunder.

         (e) Except for payments permitted to be made in accordance with paragraph 2(b) money, property or securities realized upon the sale, disposition or other realization upon all or any part of the Collateral, shall be applied in the following order:

              (1) First, to the payment in full of all costs and expenses (including, without limitation, attorneys' fees and disbursements) paid or incurred in connection with the such realization on the Collateral or the protection of their rights and interests therein;

              (2) Second, to the payment in full of all Senior Obligations in such order as the Senior Lender may elect in its sole discretion;

              (3) Third, to the payment in full of all Subordinated Obligations then due and which are secured by such Collateral; and

              (4) Fourth, to pay to the Borrowers or the Guarantor, or their representative or as a court of competent jurisdiction may direct, any surplus then remaining.

              Notwithstanding the foregoing, to the extent the Mortgage Financing has not occurred, the proceeds from the sale, disposition or other realization upon the Mortgaged Property after payment in full of all costs and expenses paid or incurred in connection with such realization on the Mortgaged Property shall be applied first to the payment in full of all Subordinated Obligations then due and which are secured by the Mortgaged Property.

         (f) The Senior Lender's rights with respect to the Collateral include the right to release any or all of the Collateral from the Lien of any Senior Security Document or Subordinated Security Document in connection with the sale of such Collateral, notwithstanding that the net proceeds of any such sale may not be used to permanently prepay any Senior Obligations or Subordinated Obligations. If the Senior Lender shall determine, in connection with any sale of Collateral, that the release of the Lien of any Subordinated Security Document on such Collateral in connection with such sale is necessary or advisable, the Subordinated Lenders shall execute such release documents and instruments and shall take such further actions as the Senior Lender shall request. Each Subordinated Lender hereby irrevocably constitutes and appoints the Senior Lender and any officer or Senior Lender, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Subordinated Lender and in the name of such Subordinated Lender or in the Senior Lender's own name, from time to time in the Senior Lender's discretion, for the purpose of carrying out the terms of this paragraph, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer or release. Each Subordinated Lender hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this paragraph. Notwithstanding the foregoing, the Senior Lender shall not have any rights under this clause (f) as respects the Mortgaged Property unless the Mortgage Financing has occurred.

         (g) Notwithstanding anything to the contrary set forth herein or in any Subordinated Loan Document, Subordinated Lender shall not be entitled to exercise its right of setoff (if any) with respect to funds of the Borrowers or the Guarantor on deposit with Subordinated Lender.







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         (h) Subordinated Lender agrees to deliver to Senior Lender within fifteen (15) days of the date of this Agreement, the stock certificates in its possession which evidence the ownership interest of EDAC in Apex and the Guarantor and until such stock certificates are delivered to Senior Lender, Subordinated Lender shall hold such stock certificates as agent for purposes of perfecting Senior Lender's lien therein.

5. Subrogation. Subject to the payment in full of the Senior Obligations, the Subordinated Lenders shall be subrogated to the rights of the Senior Lender to receive payments or distributions of assets of the Borrowers and the Guarantor in respect of the Senior Obligations until the Senior Obligations shall be paid in full. For the purposes of such subrogation, payments or distributions to the Senior Lender, of any money, property or securities to which any Subordinated Lender would be entitled except for the provisions of this Agreement shall be deemed, as between the Borrowers, the Guarantor and their creditors other than the Senior Lender and such Subordinated Lender, to be a payment by the Borrowers or the Guarantor to or on account of Subordinated Obligations, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of the Subordinated Lender, on the one hand, and the Senior Lender, on the other hand.

6. Consent of Subordinated Lenders. (a) Each Subordinated Lender consents that, without the necessity of any reservation of rights against any Subordinated Lender, and without notice to or further assent by any Subordinated Lender:

              (1) any demand for payment of any Senior Obligations made by the Senior Lender may be rescinded in whole or in part by the Senior Lender, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of the Borrowers, the Guarantor or any other guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Borrowers, the Guarantor or any other party under the Senior Loan Agreement or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Senior Lender; and

              (2) the Senior Loan Agreement, the Senior Notes and any other Senior Loan Document may be amended, modified, supplemented or terminated, in whole or in part, as the Senior Lender may deem advisable from time to time, except that the Senior Lender and the Borrowers will not increase the maximum amount of the credit facilities available to the Borrowers by more than $5,000,000 without the prior written consent of the Subordinated Lenders and any collateral security at any time held by the Senior Lender for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by any Subordinated Lender, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

         (b) Each Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Senior Lender upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings among the Borrowers, the Guarantor and the Senior Lender shall be deemed to have been consummated in reliance upon this Agreement. Each Subordinated Lender acknowledges and agrees that the Senior Lender has relied upon the subordination provided for herein in entering into the Senior Loan Agreement and in making funds available to the Borrowers thereunder. Each Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

7. Negative Covenants of the Subordinated Lenders. So long as any of the Senior Obligations shall remain outstanding or the obligation of Senior Lender to extend credit to the Borrowers remains in effect, no Subordinated Lender shall, without the prior written consent of the Senior Lender:

         (a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person (a "Transferee") or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Transferee unless (1) such action is made expressly subject to this Agreement and (2) the Transferee expressly acknowledges to the Senior Lender, by a writing in form and substance satisfactory to the Senior Lender, the subordination provided for herein and agrees to be bound by all of the terms hereof;

         (b) permit any of the Subordinated Loan Documents to be amended, modified or otherwise supplemented;

         (c) commence, or join with any creditors other than the Senior Lender in commencing any case or proceeding referred to in the definition of Insolvency Event.

8. Senior Obligations Unconditional. All rights and interests of the Senior Lender hereunder, and all agreements and obligations of the Subordinated Lenders, the Borrowers and the Guarantor hereunder, shall remain in full force and effect irrespective of:

         (a) any lack of validity or enforceability of any Senior Security Documents or any other Senior Loan Documents;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Loan Agreement or any other Senior Security Document;

         (c) any exchange, release or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or

         (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Borrowers or the Guarantor in respect of the Senior Obligations, or of either any Subordinated Lender, the Borrowers or the Guarantor in respect of this Agreement.

9. Representations and Warranties. Each Subordinated Lender represents and warrants to the Senior Lender that:

         (a) its Subordinated Notes (1) have been issued to it for good and valuable consideration, (2) are owned by the such Subordinated Lender free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under such Subordinated Lender, other than the interest of the Senior Lender under this Agreement, (3) are payable solely and exclusively to such Subordinated Lender and to no other Person and are payable without deduction for any defense, offset or counterclaim, and (4) constitute the only evidence of the obligations evidenced thereby;

         (b) such Subordinated Lender has the corporate power and authority and the legal right to execute and deliver and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

         (c) this Agreement constitutes a legal, valid and binding obligation of such Subordinated Lender;

         (d) the execution, delivery and performance of this Agreement will not violate any provision of any Requirement of Law or Contractual Obligation of such Subordinated Lender and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Subordinated Lender pursuant to any Requirement of Law affecting or any Contractual Obligation of such Subordinated Lender, except the interest of the Senior Lender under this Agreement; and

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Subordinated Lender), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

10. No Representation by Senior Lender. The Senior Lender has not made and does not hereby or otherwise makes to the Subordinated Lenders, any representations or warranties, express, or implied, nor does the Senior Lender assume any liability to any Subordinated Lender with respect to: (a) the financial or other condition of obligors under any instruments of guarantee with respect to the Senior Obligations, (b) the enforceability, validity, value or collectibility of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or (c) any Borrower's or the Guarantor's title or right to transfer any collateral or security.

11. Waiver of Claims. To the maximum extent permitted by law, each Subordinated Lender waives any claim it might have against the Senior Lender with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Senior Lender, or its directors, officers, employees or agents with respect to any exercise of rights or remedies under the Senior Loan Documents or any transaction relating to the Collateral. Neither the Senior Lender, nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Borrower, the Guarantor or any Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

12. Provisions Applicable After Bankruptcy: No Turnover. (a) The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Event.

         (b) To the extent that any Subordinated Lender has or acquires any rights under Section 363 or Section 364 of the Bankruptcy Code with respect to the Collateral, such Subordinated Lender hereby agrees not to assert such rights without the prior written consent of the Senior Lender. Each of the Subordinated Lenders (both in its capacity as Subordinated Lender and in its capacity as a party which may be obligated to the Borrowers, the Guarantor or any of the Borrower's or the Guarantor's Affiliates with respect to contracts which are part of the Senior Lender's Collateral) agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of the Senior Lender's claim (ii) challenging the enforceability of any liens or security interests in assets securing the Senior Obligations or (iii) asserting any claims which the Borrowers or the Guarantor may hold with respect to the Senior Lender.

13. Further Assurances. The Subordinated Lenders, the Borrowers, the Guarantor and the Senior Lender, at the Borrowers expense and at any time from time to time, upon the written request of the Senior Lender or the Subordinated Lenders will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Senior Lender or the Subordinated Lenders reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

14. Expenses. (a) The Borrowers and the Guarantor will, jointly and severally, pay or reimburse the Senior Lender and the Subordinated Lenders, upon demand, for all its costs and expenses in connection with the enforcement or preservation of any rights under this Agreement, including, without limitation, fees and disbursements of counsel to the Senior Lender.

         (b) The Borrowers and the Guarantor, jointly and severally, will pay, indemnify, and hold each Senior Lender and the Subordinated Lenders harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions (whether sounding in contract, tort or on any other ground), judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of, or in any other way arising out of or relating to this Agreement or any action taken or omitted to be taken by any Senior Lender or any Subordinated Lender with respect to any of the foregoing.

15. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Senior Lender on the one hand and the Subordinated Lenders on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

16. Legend. (a) Each Subordinated Lender, the Borrowers and the Guarantor will cause each of the Subordinated Notes to bear upon its face the following legend:

              ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND IS OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED SEPTEMBER 29, 2000 (THE "SUBORDINATION AGREEMENT"), AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG EDAC TECHNOLOGIES CORPORATION AND APEX MACHINE TOOL COMPANY, INC., GROS-ITE INDUSTRIES, INC., GENERAL ELECTRIC CAPITAL CORPORATION, AND THE HOLDERS FROM TIME TO TIME OF THE OBLIGATIONS ARISING UNDER THE SUBORDINATED LOAN AGREEMENT REFERRED TO IN THE SUBORDINATION AGREEMENT, INCLUDING, WITHOUT LIMITATION, THIS NOTE.

         (b) Each Subordinated Lender, the Borrowers and the Guarantor will cause each Subordinated Security Document to include the following legend:

              THIS AGREEMENT IS SUBJECT TO THE TERMS AND CONDITIONS OF THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED SEPTEMBER 29, 2000 (THE "SUBORDINATION AGREEMENT") AS THE SAME MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME, BY AND AMONG EDAC TECHNOLOGIES CORPORATION, APEX MACHINE TOOL COMPANY, INC., GROS-ITE INDUSTRIES, INC., GENERAL ELECTRIC CAPITAL CORPORATION, AND THE HOLDERS FROM TIME TO TIME OF THE OBLIGATIONS ARISING UNDER THE SUBORDINATED LOAN AGREEMENT REFERRED TO IN THE SUBORDINATION AGREEMENT.

17. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full and the obligation of the Senior Lender to extend credit under the Senior Loan Documents is irrevocably terminated.

18. Notices. All notices, requests and demands to or upon the Senior Lender, the Borrowers, the Guarantor or any Subordinated Lender to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

             If to the Senior Lender:

                     General Electric Capital Corporation
                     Lee Farm Corporate Park
                     83 Wooster Heights Road
                     Danbury, CT  06810
                     Facsimile: 203-205-2510
                     Attention: EDAC Technologies Corporation - Account Manager

             If to any Borrower or the Guarantor:

                     EDAC Technologies Corporation
                     1806 New Britain Avenue
                     Farmington, CT  06034
                     Facsimile: 860-674-2718
                     Attention: Ronald G. Popolizio

If to any Subordinated Lender, at its address or transmission number for notices set forth under its signature below.

The Senior Lender, the Borrowers, the Guarantor and any Subordinated Lender may change their respective addresses and transmission numbers for notices by notice in the manner provided in this Section.

19. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Agreement signed by all the parties shall be lodged with the Senior Lender.

20. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

21. Integration. This Agreement represents the agreement of the Senior Lender and the Subordinated Lenders with respect to the subject matter hereof and there are no promises or representations by the Senior Lender or any Subordinated Lender relative to the subject matter hereof not reflected herein.

22. Amendments in Writing; No Waiver: Cumulative Remedies. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Senior Lender, the Borrowers, the Guarantor and each Subordinated Lender; provided that any provision of this Agreement may be waived by the Senior Lender in a letter or agreement executed by the Senior Lender or by telex or facsimile transmission from the Senior Lender.

(b) No failure to exercise, nor any delay in exercising, on the part of the Senior Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

23. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

24. Successors and Assigns. (a) This Agreement shall be binding upon the successors, heirs, administrators, executors and assigns of the Borrowers, the Guarantor and the Subordinated Lenders and shall inure to the benefit of the Senior Lender and their successors and assigns.

(b) Upon a successor Senior Lender becoming the Senior Lender under the Senior Loan Agreement, such successor Senior Lender automatically shall become the Senior Lender hereunder with all the rights and powers of the Senior Lender hereunder without the need for any further action on the part of any party hereto.

25. Invalidated Payments. To the extent that the Senior Lender receives payments on, or proceeds of Collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to the Borrowers or the Guarantor, a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lender.

26. Specific Performance. The Senior Lender is hereby authorized to demand specific performance of this Agreement at any time when any Subordinated Lender shall have failed to comply with any of the provisions of this Agreement applicable to such Subordinated Lender whether or not the Borrowers or the Guarantor shall have complied with any of the provisions hereof applicable to the Borrowers or the Guarantors , and the Subordinated Lender hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

27. GOVERNING LAW: CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF THE BORROWERS, THE GUARANTOR, THE SUBORDINATED LENDERS AND THE SENIOR LENDER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE BORROWERS, THE GUARANTOR, THE SUBORDINATED LENDERS AND THE SENIOR LENDER PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS, PROVIDED, THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK AND, PROVIDED, FURTHER THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE SENIOR LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SENIOR OBLIGATIONS, OR TO ENFORCE A JUDGEMENT OR OTHER COURT ORDER IN FAVOR OF THE SENIOR LENDER. EACH OF THE BORROWERS, THE GUARANTOR AND THE SUBORDINATED LENDERS EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE BORROWERS, THE GUARANTOR AND THE SUBORDINATED LENDERS HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE BORROWERS AND THE GUARANTOR AND THE SUBORDINATED LENDERS HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH IN THE LOAN AGREEMENT OR BENEATH ITS SIGNATURE LINE BELOW, AS THE CASE MAY BE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S, THE GUARANTOR'S OR ANY SUBORDINATED LENDER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

28. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SENIOR LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                       GENERAL ELECTRIC CAPITAL CORPORATION,
                       as Senior Lender

                       By: /s/ Steven A. Samson
                           ---------------------------------------
                           Name: Steve Samson
                           Title:  Duly Authorized Signatory

                       EDAC TECHNOLOGIES CORPORATION, as Borrower


                       By: /s/ Ronald G. Popolizio
                           ---------------------------------------
                           Name: Ronald G. Popolizio
                           Title: EVP and CFO

                       APEX MACHINE TOOL COMPANY, INC., as Borrower


                       By: /s/ Ronald G. Popolizio
                           ----------------------------------------
                           Name: Ronald G. Popolizio
                           Title:  Secretary

                       GROS-ITE INDUSTRIES, INC., as Guarantor




                       By: /s/ Ronald G. Popolizio
                           -----------------------------------------
                           Name: Ronald G. Popolizio
                           Title:  Secretary


                       FLEET NATIONAL BANK, as Subordinated Lender


                       By: /s/ G. Christopher Miller
                           ------------------------------------
                           Name:  G. Christopher Miller
                           Title: Vice President


                       Address:     Fleet National Bank
                                    777 Main Street
                                    MS: CTEH 40223B
                                    Hartford, CT 06115
                                    Facsimile:  860-986-2434
                                    Attention:  Area Manager-Managed Assets
                                                Division

                                   SCHEDULE 1


               DESCRIPTION OF ALL SUBORDINATED SECURITY DOCUMENTS



         The Mortgage.

         The Security Agreements dated as of September 29, 2000 executed by each of the Borrowers and the Guarantor in favor of Subordinated Lender.

         The Subordinated Loan Agreement.